Exhibit 10.16

FIRST AMENDMENT TO

AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

dated as of

February 7, 2013

among

WESTERN GAS PARTNERS, LP,

as Borrower,

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Administrative Agent,

and

The Lenders Party Hereto

FIRST AMENDMENT TO

AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED REVOLING CREDIT AGREEMENT (this “First Amendment”), dated as of February 7, 2013, is among WESTERN GAS PARTNERS, LP, as the Borrower, WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, and the Lenders party hereto.

R E C I T A L S

A. The Borrower, the Administrative Agent and the Lenders are parties to that certain Amended and Restated Revolving Credit Agreement dated as of March 24, 2011 (the “Credit Agreement”), pursuant to which the Lenders have made certain loans to and extensions of credit for the account of the Borrower.

B. The Borrower has requested and the Majority Lenders have agreed to amend certain provisions of the Credit Agreement as set forth in this First Amendment.

C. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement. Unless otherwise indicated, all article and section references in this First Amendment refer to articles and sections of the Credit Agreement.

Section 2. Amendments to Credit Agreement.

2.1 Amendments to Section 1.01.

(a) The definition of “Agreement” is hereby deleted and replaced in its entirety to read as follows:

“Agreement” means this Credit Agreement, as amended by the First Amendment and as the same may from time to time be amended, modified, supplemented or restated.

(b) The definition of “Consolidated EBITDA” is hereby amended in its entirety to read as follows:

“Consolidated EBITDA” — for any period, an amount equal to Consolidated Net Income for such period plus, to the extent deducted in determining Consolidated Net Income for such period, the aggregate amount of (a) taxes based on or measured by income, (b) Consolidated Interest Expense, (c) depreciation and amortization expenses and (d) non-cash equity-based or similar non-cash incentive-based awards or arrangements, non-cash compensation expense or costs, including any such non-cash charges arising from stock options, restricted stock grants or other non-cash equity incentive grants; provided that, at the Borrower’s option, and subject to the approval of the Administrative Agent (such approval not to be unreasonably withheld or delayed), Consolidated EBITDA shall be calculated by giving effect to Material Project EBITDA Adjustments.

(c) The following definition is hereby added where alphabetically appropriate to read as follows:

“First Amendment” means the First Amendment to Amended and Restated Revolving Credit Agreement dated as of February 7, 2013 among the Borrower, the Administrative Agent and the Lenders party thereto.

Section 3. Conditions Precedent. This First Amendment shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement) (the “First Amendment Effective Date”):

3.1 The Administrative Agent shall have received from the Majority Lenders and the Borrower, counterparts (in such number as may be requested by the Administrative Agent) of this First Amendment signed on behalf of such Persons.

3.2 No Default or Event of Default shall have occurred and be continuing, both prior and after giving effect to the terms of this First Amendment.

3.3 The Administrative Agent shall have received such other documents as the Administrative Agent or special counsel to the Administrative Agent may reasonably request.

The Administrative Agent is hereby authorized and directed to declare this First Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 3 or the waiver of such conditions as permitted hereby. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 4. Miscellaneous.

4.1 Confirmation. The provisions of the Credit Agreement, as amended by this First Amendment, shall remain in full force and effect following the effectiveness of this First Amendment.

4.2 Ratification and Affirmation; Representations and Warranties. The Borrower hereby (a) ratifies and affirms its respective obligations under, and acknowledges, renews and extends its respective continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, notwithstanding the amendments contained herein and (b) represents and warrants to the Lenders that, as of the date hereof, after giving effect to the terms of this First Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and

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warranties shall continue to be true and correct as of such specified earlier date, (ii) no Default has occurred and is continuing and (iii) no Material Adverse Effect shall have occurred.

4.3 Counterparts. This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this First Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

4.4 No Oral Agreement. This First Amendment, the Credit Agreement and the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and thereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof and thereof. This First Amendment, the Credit Agreement and the other Loan Documents represent the final agreement among the parties hereto and thereto and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

4.5 GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[SIGNATURES BEGIN NEXT PAGE]

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the date first written above.

BORROWER:	WESTERN GAS PARTNERS, LP

	By:	Western Gas Holdings, LLC, its general partner

	By:	/s/ Benjamin M. Fink
	Name:	Benjamin M. Fink
	Title:	Senior Vice President,
Chief Financial Officer and Treasurer

ADMINISTRATIVE AGENT:	WELLS FARGO BANK, NATIONAL ASSOCIATION

	By:	/s/ Courtney Kubesch
	Name:	Courtney Kubesch
	Title:	Vice President

[Signature Page to First Amendment]

LENDERS:	WELLS FARGO BANK, NATIONAL ASSOCIATION

	By:	/s/ Courtney Kubesch
	Name:	Courtney Kubesch
	Title:	Vice President

DNB BANK ASA, NEW YORK BRANCH

	By:	/s/ Sanjiv Nayar
	Name:	Sanjiv Nayar
	Title:	Senior Vice President

	By:	/s/ Stian Lovseth
	Name:	Stian Lovseth
	Title:	First Vice President

BANK OF MONTREAL

	By:	/s/ James V. Ducote
	Name:	James V. Ducote
	Title:	Director

COMERICA BANK

	By:	/s/ Jeff Treadway
	Name:	Jeff Treadway
	Title:	Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

	By:	/s/ Andrew Oram
	Name:	Andrew Oram
	Title:	Managing Director

[Signature Page to First Amendment]

BARCLAYS BANK

By:	/s/ Vanessa Kurbatskiy
Name:	Vanessa Kurbatskiy
Title:	Vice President

CITIBANK, N.A.

By:	/s/ Lawrence Martin
Name:	Lawrence Martin
Title:	Vice President

DEUTSCHE BANK AG NEW YORK BRANCH

By:	/s/ Kevin Chichester
Name:	Kevin Chichester
Title:	Director

By:	/s/ Robert M. Wood, Jr.
Name:	Robert M. Wood, Jr.
Title:	Director

MORGAN STANLEY BANK, N.A.

By:	/s/ William Jones
Name:	William Jones
Title:	Authorized Signatory

ROYAL BANK OF CANADA

By:	/s/ Jay T. Sartain
Name:	Jay T. Sartain
Title:	Authorized Signatory

[Signature Page to First Amendment]

SOCIETE GENERALE

By:	/s/ Anson D. Williams
Name:	Anson D. Williams
Title:	Director

THE BANK OF NOVA SCOTIA

By:	/s/ Terry Donovan
Name:	Terry Donovan
Title:	Managing Director

THE ROYAL BANK OF SCOTLAND PLC

By:	/s/ David Slye
Name:	David Slye
Title:	Authorised Signatory

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Patrick Jeffrey
Name:	Patrick Jeffrey
Title:	Vice President

UBS LOAN FINANCE LLC

By:	/s/ Lana Gifas
Name:	Lana Gifas
Title:	Director

By:	/s/ Joselin Fernandes
Name:	Joselin Fernandes
Title:	Associate Director

[Signature Page to First Amendment]

AMEGY BANK NATIONAL ASSOCIATION

By:	/s/ Kenneth R. Batson, III
Name:	Kenneth R. Batson, III
Title:	Vice President

BRANCH BANKING AND TRUST COMPANY

By:	/s/ DeVon J. Lang
Name:	DeVon J. Lang
Title:	Vice President

[Signature Page to First Amendment]